SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 49, Patrick Wong is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 61, Patrick Wong is deleted.

May 1, 2006

Galip 5/2006